                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(A) of the Securities
                    Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement   [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            KEMPER VALUE+GROWTH FUND

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:

--------------------------------------------------------------------------------
                                                                   March 6, 2001

Kemper

Important News

                                       for Kemper Value+Growth Fund Shareholders

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your fund that will be the subject of a shareholder vote.
================================================================================

                                     Q & A
                             ---------------------
                             QUESTIONS AND ANSWERS
                             ---------------------

Q  What is happening?

A Zurich Scudder Investments, Inc. ("ZSI"), your fund's investment manager, has initiated a program to reorganize the funds for which it serves as investment manager. The goal is to create one streamlined, multi-class family of funds. Certain proposals that relate to your fund's day-to-day operations require the approval of the fund's shareholders.

Q  What issues am I being asked to vote on?

A  As described in the enclosed Proxy Statement, you are asked to approve;

 .  the election of your fund's Board of Trustees;

 . a plan pursuant to Rule 12b-1 of the Investment Company Act of 1940; as described in the accompanying Proxy Statement, shareholder approval of the 12b-1 Plan will not result in any increase in fees or expenses;

 . a change to your fund's sub-classification under the Investment Company Act of 1940 from a diversified company to a non-diversified company;

 .  a new subadvisory agreement for your fund between ZSI and Jennison Associates
   LLC ("Jennison"); and

 .  the ratification of Ernst & Young LLP as your fund's independent auditors.

After reviewing the proposals, your fund's Board has determined that these actions are in the best interest of the fund's shareholders. The Board recommends that you vote FOR each proposal.

Q  Why am I voting on my fund's Board of Trustees?

A The Trustees are your representatives who oversee the management and operations of your fund. The enclosed Proxy Statement outlines the prospective members' qualifications and their current roles in overseeing the Kemper Funds. In connection with ZSI's restructuring initiative, the Independent Trustees of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The same slate of individuals has been proposed for election to the boards of most Kemper Funds.

Q  What does the Board do for my fund?

A The Board hires the investment manager to manage and provide shareholder services for the fund. Among other responsibilities, the Board reviews fund performance, the quality of services provided to shareholders and the

--------------------------------------------------------------------------------
                                                          [LOGO OF KEMPER FUNDS]

================================================================================
competitiveness of fund expenses. The Board also evaluates the benefits to shareholders of any proposals made by ZSI concerning the funds.

Q What effect will the proposed rule 12b-1 Plan have on my fund?

A Currently, your fund pays to Kemper Distributors, Inc. ("KDI") an administrative services fee as compensation for providing information and administrative services to the shareholders of the fund. The proposal, if adopted, will only change the legal structure under which the administrative services fee is paid. The reasons for the change, as well as the considerations of your fund's Board in making the proposal, are detailed within the enclosed proxy statement (see page 9).

Q Will the new rule 12b-1 Plan increase my fund's management fee or expenses?

A No. The new Rule 12b-1 Plan will have no effect on your fund's management fee or expenses. In addition, KDI has agreed to maintain at least the same level and quality of services as it currently provides to each class. The only effect on your fund will be the adoption of a new agreement that will authorize the structure under which such services are provided and paid for. As discussed in the Proxy Statement, any material increase in your fund's expenses under the plan would have to be approved by the Board as well as by shareholders.

Q Why is a change in my fund's sub-classification from a diversified to a non-diversified fund being sought?

A ZSI has proposed changes to your fund's investment strategy to limit the number of securities the fund holds, to maintain an equal allocation of assets between the value and growth portions of the fund and to employ multiple managers. In connection with these changes, ZSI has advised the Board that your fund's sub-classification should be changed from diversified to non-diversified. Under the Investment Company Act of 1940, both shareholders of your fund and the Board are required to approve a change to non-diversified status. While the ability to invest a larger portion of your fund's assets in fewer issuers will increase the potential volatility of the fund's net asset value, ZSI believes that the potential for improved performance outweighs these additional risks. Your Board has approved the proposed changes and recommends that you vote for this proposal.

Q Why are shareholders being asked to approve a new subadvisory arrangement for my fund?

A In conjunction with the changes to your fund's investment strategy described above, ZSI proposes to delegate day-to-day investment management of the growth segment of your fund's portfolio (approximately 50%) to Jennison pursuant to a proposed subadvisory agreement. ZSI will remain responsible for allocating assets between the growth and value segments of the portfolio and for handling the day-to-day investment responsibilities for the value and cash segments. Shareholders are being asked to approve the proposed subadvisory agreement because the Investment Company Act of 1940 requires its approval by both shareholders of your fund and your fund's Board. The Board has unanimously approved the subadvisory agreement and recommends that your fund's shareholders also approve it.

Q What other issues am I asked to vote on?

A You are asked to ratify the selection of Ernst & Young LLP as your fund's independent auditors.

Q Whom should I call for additional information about this Proxy Statement?

A Please call Shareholder Communications Corporation, your fund's information agent, at (800) 605-1203.

                                                                   March 6, 2001

Dear Shareholder:

    Zurich Scudder Investments, Inc. ("ZSI"), your Fund's investment manager, is proposing a series of changes to offer you a broader selection of investment products and greater efficiency of operations. Some changes that relate specif-ically to your Fund's day-to-day operations require the approval of the Fund's shareholders.

    Please take the time to read the enclosed materials.

    The question and answer section that begins on the front cover of the Proxy Statement summarizes the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals, why they are be-ing made and how they apply to your Fund. After careful review, your Fund's Board has approved each of these proposals. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

    To vote, simply fill out the enclosed proxy card(s)--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. If you pre-fer, you can save time and postage cost by voting on the Internet or by tele-phone. The enclosed flyer describes how. Because many of the funds for which ZSI acts as investment manager are holding shareholder meetings regarding these and other issues, you may receive more than one proxy card. If so, please vote each one.

    Your vote is very important to us. If we do not hear from you by April 6, 2001 our proxy solicitor may contact you. Thank you for your response and for your continued investment with ZSI.

Sincerely,

/s/ Edmond D. Villani                    /s/ Mark S. Casady

Edmond D. Villani                        Mark S. Casady
Chief Executive Officer                  President
Zurich Scudder Investments, Inc.         Kemper Value+Growth Fund

                           KEMPER VALUE+GROWTH FUND
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of Kemper Value+Growth Fund (the "Fund") will be held at the offices of Zurich Scudder Investments, Inc. ("ZSI"), 13th Floor, Two International Place, Bos-ton, Massachusetts 02110-4103, on May 24, 2001, at 4:00 p.m., Eastern time, for the following purposes:

  Proposal 1:   To elect Trustees of the Fund;

  Proposal 2:   To approve a Rule 12b-1 Plan (for Class A) and an Amended
                and Restated Rule 12b-1 Plan (for each of Class B and
                Class C). As described in the accompanying Proxy Statement, shareholder approval of Proposal 2 by a Class will not re-sult in any increase in fees or expenses for that Class;

  Proposal 3:   To approve a change to the Fund's sub-classification under the Investment Company Act of 1940, as amended, from a di-versified company to a non-diversified company;

  Proposal 4:   To approve a new subadvisory agreement for the Fund between
                ZSI and Jennison Associates LLC; and

  Proposal 5:   To ratify the selection of Ernst & Young LLP as the indepen-
                dent auditors for the Fund for the Fund's current fiscal year.

    The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

    Holders of record of shares of the Fund at the close of business on March 5, 2001 are entitled to vote at the Meeting and at any adjournments or post-ponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Fund (for a Fund-wide vote) or Class (for a Class-wide vote) present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjourn-ment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                         By Order of the Board,
                                                            /s/ Maureen E. Kane

                                                                Maureen E. Kane
                                                                      Secretary

March 6, 2001


 IMPORTANT--We urge you to sign and date the enclosed proxy card(s) and re-turn it in the enclosed envelope which requires no postage (or to take ad-vantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                           KEMPER VALUE+GROWTH FUND
                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                                PROXY STATEMENT

                                    General

    This Proxy Statement is being furnished to shareholders of Kemper Value+Growth Fund (the "Fund"). The Board of Trustees (the "Board", the Trust-ees of which are referred to as the "Trustees") of the Fund is soliciting proxies from shareholders of the Fund for use at the Special Meeting of Share-holders of the Fund, to be held at the offices of Zurich Scudder Investments, Inc., investment manager of the Fund ("ZSI"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 24, 2001 at 4:00 p.m., Eastern time, and at any and all adjournments or postponements thereof (the "Meet-ing"). This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

    Proposal 1 in this Proxy Statement describes the election of Trustees, Proposal 2 proposes the adoption of Rule 12b-1 Plans, Proposal 3 seeks the ap-proval of a change to the Fund's sub-classification under the Investment Com-pany Act of 1940, as amended (the "1940 Act"), from a diversified company to a non-diversified company, Proposal 4 seeks the approval of a new subadvisory agreement for the Fund between ZSI and Jennison Associates LLC and Proposal 5 proposes the ratification of the selection of the Fund's independent auditors. As discussed below, shareholder approval of Proposal 2 by a Class will not re-sult in any increase in fees or expenses for that Class. In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an invest-ment company or series thereof in general, and not the Fund whose Proxy State-ment this is.

    THE FUND PROVIDES PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGH-LIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORT-FOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND AND A COPY OF ANY MORE RECENT SEMI- ANNUAL REPORT, WITHOUT CHARGE, BY CALLING 1-800-621-1048 OR WRITING THE FUND, C/O ZURICH SCUDDER IN-VESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

    The Board of Trustees unanimously recommends that shareholders vote FOR the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

                       PROPOSAL 1: ELECTION OF TRUSTEES

    At the Meeting, shareholders will be asked to elect twelve individuals to constitute the Board of Trustees of the Fund. The election of new Board mem-bers arises out of a restructuring program proposed by ZSI. The restructuring program is designed to respond to changing industry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. As part of the restructuring pro-gram, certain funds advised by ZSI that have similar investment policies and characteristics are proposed to be combined. ZSI believes that the combination of its open-end, directly-distributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative infrastructure and focus its distribution ef-forts. In connection with that initiative, the Independent Trustees (as de-fined below) of the two separate boards of the Kemper Funds proposed to con-solidate into a single board. The twelve individuals who have been nominated for election as Trustees of the Fund were nominated after careful considera-tion by the present Board of Trustees. The nominees are listed below. Seven of the nominees are currently Trustees of the Fund and three of the other nomi-nees are currently trustees or directors of other Kemper Funds. Two of the nominees, although not currently trustees or directors of any Kemper Fund, are senior executive officers of ZSI. These twelve nominees are also being nomi-nated for election as trustees or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two sepa-rate boards who have historically supervised different Kemper Funds. The pro-posed consolidation is expected to provide administrative efficiencies to both the Fund and ZSI.

    The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner di-es, resigns or is removed as provided in the governing documents of the Fund. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees, as the current Trustees may recom-mend. The following tables present information about the nominees, as well as the Trustee not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, al-though not necessarily in the same capacity, and (ii) the address of each nominee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Nominees for Election as Trustees:

                                                                     Year First
                                                                      Became a
                                                                       Board
    Name (Date of Birth), Principal Occupation and Affiliations        Member
    -----------------------------------------------------------      ----------
John W. Ballantine (2/16/46),(/1/) Retired; formerly, First Chicago
  NBD Corporation/The First National Bank of Chicago: 1996-1998,
  Executive Vice President and Chief Risk Management Officer; 1995-
  1996, Executive Vice President and Head of International Banking;
  Director, First Oak Brook Bancshares, Inc., Oak Brook Bank and
  Tokheim Corporation .............................................      1999

Lewis A. Burnham (1/8/33),(/1/) Retired; formerly, Partner,
  Business Resources Group; formerly, Executive Vice President,
  Anchor Glass Container Corporation ..............................      1995

Mark S. Casady (9/12/60),* Managing Director, ZSI; formerly,
  Institutional Sales Manager of an unaffiliated mutual fund
  distributor .....................................................   Nominee

Linda C. Coughlin (1/1/52),*(/2/) Managing Director, ZSI ..........      2000

Donald L. Dunaway (3/8/37),(/1/) Retired; formerly, Executive Vice
  President, A.O. Smith Corporation (diversified manufacturer) ....      1995

James R. Edgar (7/22/46),(/3/) Distinguished Fellow, University of
  Illinois Institute of Government and Public Affairs; Director,
  Kemper Insurance Companies (not affiliated with the Kemper
  Funds); Director, John B. Sanfilippo & Son, Inc.; Director,
  Horizon Group Properties, Inc.; formerly, Governor, State of
  Illinois.........................................................   Nominee

William F. Glavin (8/30/58),* Managing Director, ZSI; formerly,
  Executive Vice President of Market and Product Development,
  Dreyfus Corporation..............................................   Nominee

Robert B. Hoffman (12/11/36),(/1/) Retired; formerly, Chairman,
  Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial
  Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of
  International Operations, FMC Corporation (manufacturer of machinery and chemicals); Director, Harnischfeger Industries,
  Inc..............................................................      1995

                                                                     Year First
                                                                      Became a
                                                                       Board
    Name (Date of Birth), Principal Occupation and Affiliations        Member
    -----------------------------------------------------------      ----------
Shirley D. Peterson (9/3/41),(/1/) Retired; formerly, President,
  Hood College; formerly, Partner, Steptoe & Johnson (attorneys);
  prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General (Tax), U.S. Department of
  Justice; Director, Bethlehem Steel Corp. ........................      1995

Fred B. Renwick (2/1/30),(/3/) Professor of Finance, New York
  University, Stern School of Business; Director, the Wartburg
  Foundation; Chairman, Finance Committee of Morehouse College
  Board of Trustees; Director, American Bible Society Investment
  Committee; previously, member of the Investment Committee of
  Atlanta University Board of Trustees; formerly, Director of Board
  of Pensions Evangelical Lutheran Church in America. .............   Nominee

William P. Sommers (7/22/33),(/1/) Retired; formerly, President and
  Chief Executive Officer, SRI International (research and
  development); prior thereto, Executive Vice President, Iameter
  (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen &
  Hamilton Inc. (management consulting firm); Director, PSI Inc.,
  Evergreen Solar, Inc. and Litton Industries; Advisor,
  Guckenheimer Enterprises; Consultant and Director, SRI/Atomic
  Tangerine. ......................................................      1995

John G. Weithers (8/8/33),(/3/) Formerly, Chairman of the Board and
  Chief Executive Officer, Chicago Stock Exchange; Director,
  Federal Life Insurance Company; President of the Members of the
  Corporation and Trustee, DePaul University; Director,
  International Federation of Stock Exchanges; Director, Records
  Management Systems. .............................................   Nominee

-----------
*  Interested person of the Fund, as defined in the 1940 Act.
(/1/)Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios man-aged by ZSI.
(/2/)Ms. Coughlin serves as a board member of 56 investment companies with 137 portfolios managed by ZSI.
(/3/)Messrs. Edgar, Renwick and Weithers serve as board members of 16 invest-ment companies with 58 portfolios managed by ZSI.

Trustee Not Standing for Re-Election:

                                               Present Office with the Fund;
                                             Principal Occupation or Employment
Name (Date of Birth)                                 and Directorships
--------------------                        ------------------------------------
Donald R. Jones (1/17/30).................. Trustee; Retired; formerly,
                                            Director, Motorola, Inc.
                                            (manufacturer of electronic
                                            equipment and components); Executive
                                            Vice President and Chief Financial
                                            Officer, Motorola, Inc.

Responsibilities of the Board of Trustees -- Board and Committee Meetings

    The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. The board that is proposed for election at this Meeting is comprised of three individuals who are considered "interested" Trustees, and nine individu-als who have no affiliation with ZSI and who are not considered "interested" Trustees (the "Independent Trustees"). The Securities and Exchange Commission (the "SEC") has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is ap-proved by shareholders, 75% will be Independent Trustees. Each of the nominees that will be considered an Independent Trustee, if elected, has been selected and nominated solely by the current Independent Trustees of the Fund.

    The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other require-ments. Furthermore, the Independent Trustees review the fees paid to ZSI and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guide-lines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Re-port"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and oversee-ing fund matters, and regularly meet privately with their counsel.

    Currently, the Board of Trustees has an Audit Committee and a Nominating and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee and a Contract Renewal Com-mittee. During calendar year 2000, the Board of Trustees met eight times.

Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

Audit Committee

    The Audit Committee makes recommendations regarding the selection of inde-pendent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board of Trustees deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit Committee is comprised of only Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that deline-ates the committee's duties and powers. Currently, the members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and Donald R. Jones. The Audit Committee held five meetings during calendar year 2000.

Nominating and Governance Committee

    The Board has a Nominating and Governance Committee, comprised of only In-dependent Trustees, that seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The Nominating and Governance Committee has a written charter that delineates the committee's duties and powers. Shareholders wishing to submit the name of a candidate for considera-tion by the committee should submit their recommendation(s) to the Secretary of the Fund. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), John W. Ballantine, Shirley D. Peterson and William P. Sommers. The Nominating and Governance Committee held two meetings during calendar year 2000.

Officers

                                                                         Year First
                                                                           Became
                                   Present Office with the Fund;             an
 Name (Date of Birth)         Principal Occupation or Employment(/1/)   Officer(/2/)
 --------------------         ---------------------------------------   ------------
 Mark S. Casady (9/21/60).... President; Managing Director, ZSI;            1998
                              formerly, Institutional Sales
                              Manager of an unaffiliated mutual
                              fund distributor.

 Linda C. Coughlin (1/1/52).. Trustee, Vice President and                   2001
                              Chairperson; Managing Director, ZSI.

                                                                    Year First
                                  Present Office with the Fund;       Became
                                     Principal Occupation or            an
 Name (Date of Birth)                    Employment(/1/)           Officer(/2/)
 --------------------            -------------------------------   ------------
 Philip J. Collora (11/15/45)... Vice President and Assistant          1995
                                 Secretary; Attorney, Senior
                                 Vice President, ZSI.

 Kathryn L. Quirk (12/3/52)..... Vice President; Managing              1998
                                 Director, ZSI.

 William F. Truscott (9/14/60).. Vice President; Managing              2000
                                 Director, ZSI.

 Donald E. Hall (8/22/52)....... Vice President; Managing              2000
                                 Director, ZSI.

 Linda J. Wondrack (9/12/64).... Vice President; Managing              1998
                                 Director, ZSI.

 John R. Hebble (6/27/58)....... Treasurer; Senior Vice                1998
                                 President, ZSI.

 Brenda Lyons (2/21/63)......... Assistant Treasurer; Senior           1998
                                 Vice President, ZSI.

 Maureen E. Kane (2/14/62)...... Secretary; Vice President, ZSI;       1998
                                 formerly, Assistant Vice
                                 President of an unaffiliated
                                 investment management firm;
                                 prior thereto, Associate Staff
                                 Attorney of an unaffiliated
                                 investment management firm, and
                                 Associate, Peabody & Arnold
                                 (law firm).

 Caroline Pearson (4/1/62)...... Assistant Secretary; Managing         1998
                                 Director, ZSI; formerly,
                                 Associate, Dechert Price &
                                 Rhoads (law firm) 1989 to 1997.

(/1/)Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not neces-sarily in the same capacity.
-----------
(/2/)The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees permit in accordance with the By-laws of the Fund.

Compensation of Trustees and Officers

    The Fund pays the Independent Trustees a monthly retainer and an atten-dance fee, plus expenses, for each Board meeting and committee meeting attend-ed. As reflected below, the Trustees currently serve as board members of vari-ous other Kemper Funds. ZSI supervises the Fund's investments, pays the com-pensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stock-holders of ZSI and participate in the fees paid to that firm, although the Fund makes no direct payments to them.

    To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees agreed not to stand for re-election. Independent Trustees of the Fund are not entitled to benefits under any pension or retirement plan. However, the Board of each Kemper Fund determined that, particularly given the benefits that would accrue to the Kemper Funds from the restructuring of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various Kemper Funds a one-time benefit. The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Mr. Jones, an Independent Trustee of the Fund who is not standing for re-election, will receive such a one-time benefit. The amount received on behalf of each fund for which he serves as a trustee ranges from $1,071 to $8,078 (approximately $225,000 in the aggregate for all the Kemper Funds).

    The following Compensation Table provides in tabular form the following data:

    Column (1) All Trustees who receive compensation from the Fund.

    Column (2) Aggregate compensation received by each Trustee from the Fund during calendar year 2000.

    Column (3) Total compensation received by each Trustee from funds ad-vised by ZSI (collectively, the "Fund Complex") during calendar year 2000.

Compensation Table

                                                                    Total
                                                  Aggregate   Compensation from
                                                 Compensation       Fund
Name of Trustee                                   from Fund   Complex(/2/)(/3/)
---------------                                  ------------ -----------------
John W. Ballantine..............................  $2,204.60      $183,570.00
Lewis A. Burnham................................  $2,163.06      $154,040.00
Donald L. Dunaway(/1/)..........................  $2,503.91      $205,350.00
Robert B. Hoffman...............................  $2,262.55      $163,890.00
Donald R. Jones.................................  $2,261.66      $163,170.00
Shirley D. Peterson.............................  $2,164.77      $149,010.00
William P. Sommers..............................  $2,133.96      $153,330.00

-----------
(/1/) Pursuant to deferred compensation agreements with the Fund, Mr. Dunaway has deferred, in prior years, compensation from the Fund. Deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds--Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from the Fund to Mr. Dunaway are $1,978.
(/2/) Includes compensation for service on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios. Each Trustee cur-rently serves on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios.
(/3/) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds (including tax implica-tions), liquidations of certain funds, implementation of an administration agreement for certain funds (including fee caps) and the consolidation of certain boards). Such amounts totaled $77,760, $43,200, $77,760, $47,520,
      $43,200, $47,520 and $43,200 for Messrs. Ballantine, Burnham, Dunaway, Hoffman, Jones, Sommers and Ms. Peterson, respectively. A portion of these meeting fees was borne by ZSI.

    The Board of Trustees unanimously recommends that the shareholders of the Fund vote FOR each nominee.

  PROPOSAL 2: ADOPTION OF RULE 12b-1 PLAN AND AMENDED AND RESTATED RULE 12b-1
                                     PLAN

    Proposal 2 is being submitted to the shareholders of Class A, Class B and Class C (each, a "Class") of the Fund. The Board has approved, and recommends that Class A shareholders of the Fund approve, a Rule 12b-1 Plan (the

"Plan"), and that shareholders of each of Class B and Class C of the Fund ap-prove an Amended and Restated Rule 12b-1 Plan (each, an "Amended Plan," to-gether, the "Amended Plans"), pursuant to the provisions of Rule 12b-1 under the 1940 Act. Shareholder approval of the Plan or an Amended Plan will not re-sult in any increase in fees or expenses for the applicable Class. Appendix 1 hereto shows the Fund's current fees and expenses and the fees and expenses that will be in effect if Proposal 2 is approved. A copy of the Plan is at-tached hereto as Exhibit A (for Class A shareholders). A copy of each form of Amended Plan is attached hereto as Exhibit B (for Class B and Class C share-holders).

Background

    The Fund, on behalf of each Class, is currently a party to a Shareholder Services Agreement (the "Services Agreement") with Kemper Distributors, Inc. ("KDI"). Pursuant to the terms of the Services Agreement, KDI provides infor-mation and administrative services for the benefit of the Fund and the share-holders of each Class. In exchange for providing the services under the Serv-ices Agreement, each Class pays to KDI an administrative services fee equal to, on an annual basis, up to 0.25% of the average daily net assets attribut-able to the Class. KDI uses the administrative services fee to compensate fi-nancial services firms ("firms") for providing personal services to and main-tenance of accounts for their customers that hold shares of the Classes and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Class.

    Each of Class B and Class C has also adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, pursuant to which KDI receives an asset-based fee of 0.75% of average daily net assets of each such Class. KDI uses the fee to pay for distribution and services for the applicable Class. The distribution plan currently in effect for each of Class B and Class C was adopted on October 16, 1995 and was last amended on August 1, 1998. Appendix 2 sets forth the amount of distribution fees paid by the Fund during the fiscal year ended November 30, 2000 pursuant to the distribution plans applicable to Class B and Class C.

    Rule 12b-1 under the 1940 Act provides that an investment company acting as a distributor of its shares must do so pursuant to a written plan that de-scribes "all material aspects of the proposed financing of the distribution." Under the Rule, an investment company is deemed to be acting as a distributor of its shares "if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale" of its shares. Currently no Class has a Rule 12b-1 Plan that authorizes the payment of the administrative services fee under the Services Agreement because neither KDI nor the Trustees of the

Fund believe that the services that have been performed by KDI under the Serv-ices Agreement have been primarily intended to result in sales of shares of the Classes (i.e., "distribution" services), as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the services performed by KDI under the Serv-ices Agreement are "distribution" services, the Board has adopted, and recom-mends that the shareholders of each Class approve, the Plan (for Class A) and an Amended Plan (for each of Class B and Class C), each of which authorizes the payment of the administrative services fee pursuant to a Rule 12b-1 Plan. If the shareholders approve the adoption of the Plan or an Amended Plan, the administrative services fee rate will not change. In addition, KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement.

Terms of the Plan and the Amended Plans

    As noted above, the Plan and each Amended Plan has been adopted for the purpose of authorizing the payment by each Class of the administrative serv-ices fee to KDI pursuant to Rule 12b-1. Neither the Plan nor the Amended Plans will change the administrative services fee rate. In addition, as noted above, KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. The Plan for Class A shares, if approved by shareholders, will authorize the payment of the 0.25% administrative services fee under a Rule 12b-1 Plan. Each Amended Plan is sub-stantially identical to the current distribution plan applicable to each of Class B and Class C, except that, in addition to authorizing the asset-based distribution fee of 0.75% that it currently authorizes, it also authorizes the payment to KDI of the 0.25% administrative services fee pursuant to the Serv-ices Agreement. The Board has adopted the Plan and each Amended Plan in accor-dance with the provisions of Rule 12b-1 under the 1940 Act. If approved by shareholders, the Plan and each Amended Plan will become effective on July 1, 2001, and will remain in effect for one year after its effective date. There-after, the Plan and each Amended Plan may continue for additional one-year pe-riods so long as such continuance is approved by a vote of both the Board of the Fund and the Independent Trustees of the Fund who have no direct or indi-rect financial interest in the operation of the Plan or the Amended Plan, as the case may be, or in any agreement related to the Plan or the Amended Plan, respectively (the "Qualified Board Members"). This vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan or the Amended Plan, as applicable.

    The Board must approve all material amendments to the Plan or an Amended Plan in the manner described in the foregoing paragraph. An amend-ment that increases materially the amount to be spent for distribution under the Plan or Amended Plan must be approved by shareholders of the applicable Class as well as by the Board.

    The Plan and each Amended Plan may be terminated at any time either by the Board or by the shareholders of the applicable Class. Termination by the Trustees requires the vote of a majority of the Qualified Board Members. Ter-mination by the shareholders requires the vote of a majority of the outstand-ing voting securities of the applicable Class.

    In connection with adopting the Plan and each Amended Plan, the Board has adopted amendments to the Services Agreement, which will become effective with respect to each Class if the shareholders approve the Plan and each Amended Plan. Such amendments incorporate the termination, amendment and annual ap-proval terms described above to bring the Services Agreement into compliance with the requirements of Rule 12b-1. If shareholders of one or more Classes do not approve the adoption of the Plan or the Amended Plan, as the case may be, the current Services Agreement will remain in effect with respect to the ap-plicable Class(es).

Trustee Consideration

    In determining to recommend adoption of the Plan and the Amended Plans, the Board considered a variety of factors. The Trustees examined the nature of the services KDI provides pursuant to the Services Agreement and the benefit such services provide to the Fund and the shareholders of the Class(es). In addition, the Board considered general industry practice with respect to whether funds have adopted Rule 12b-1 Plans to authorize payments under agree-ments similar to the Services Agreement. The Trustees were also advised by in-dependent counsel regarding the requirements of Rule 12b-1. Neither KDI nor the Trustees believe that the services performed by KDI under the Services Agreement have been or will be "distribution" services as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to ex-isting shareholders. Nonetheless, to avoid legal uncertainties and eliminate any doubt regarding the continuation of the Services Agreement that may arise in the future due to the ambiguity of the language contained in Rule 12b-1, the Board has adopted, and recommends that the shareholders of each applicable Class approve, the Plan (for Class A) and an Amended Plan (for each of Class B and Class C).

    The Trustees noted that if the Plan and each Amended Plan is adopted the administrative services fee rate will not change. In addition, the Trustees considered that the services provided to shareholders pursuant to the Services Agreement, such as establishing and maintaining accounts and records, process-ing purchase and redemption orders and answering routine questions regarding the Fund and its special features, are appropriate services to pro-vide to shareholders. The Trustees also noted that KDI has agreed to maintain at least the same level and quality of services as are currently provided pur-suant to the Services Agreement. The Trustees concluded that it would be in the best interests of the Fund, each Class and its shareholders if the Serv-ices Agreement operated in the future pursuant to the protections afforded by Rule 12b-1 under the 1940 Act.

    The Board of Trustees unanimously recommends that the shareholders of each Class of the Fund vote in favor of this Proposal 2.

  PROPOSAL 3: APPROVAL OF A CHANGE TO THE FUND'S SUB-CLASSIFICATION UNDER THE
       1940 ACT FROM A DIVERSIFIED COMPANY TO A NON-DIVERSIFIED COMPANY

    The Board has adopted, subject to shareholder approval, the recommendation of ZSI, the Fund's investment manager, that the Fund's sub-classification be changed from "diversified" to "non-diversified." The Fund is currently classi-fied as a "diversified company" under Section 5(b) of the 1940 Act. As a "di-versified company," the Fund must have at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. government securi-ties, securities of other investment companies and other securities (the "75% basket"). For purposes of the 75% basket, the Fund may not count securities of a single issuer that account for more than 5% of the Fund's total assets or that constitute more than 10% of such issuer's outstanding voting securities as "other securities." These restrictions apply only at the time of invest-ment.

    For example, if the Fund's portfolio includes a security that constitutes 6% of the Fund's total assets, that position would be excluded from the 75% basket. In addition, if shares of a security held by the Fund constitute more than 10% of an issuer's outstanding voting securities, that position would likewise be excluded from the 75% basket. This restriction is designed to pre-vent funds that hold themselves out as diversified from being tied too closely to the success of one or a few issuers. In addition, the restriction is de-signed to prevent such funds from controlling portfolio companies.

    The Board recommends that shareholders approve the Proposal to change the Fund's sub-classification from "diversified" to "non-diversified." If the shareholders approve the Proposal, the Fund will no longer be required to com-ply with the diversification standards outlined above. The Fund intends to continue to comply with the diversification and other requirements of the In-ternal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. In this regard, the applicable di-versification requirements imposed by the Code provide that the Fund must di-versify its holdings so that at the end of each quarter of the taxable year
(i) at least 50% of the market value of the Fund's assets is represented by cash items, U.S. government securities, the securities of other regulated in-vestment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its to-tal assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment compa-
nies). Although the Fund will be subject to the diversification standards im-posed by the Code, a change in the Fund's sub-classification to a non-diversi-fied investment company will permit the Fund to invest a larger portion of its assets in fewer issuers than is now the case.

    ZSI believes that this change in the Fund's sub-classification will bene-fit shareholders with the potential for improved performance because the Fund will have the flexibility to make larger investments in those large U.S. growth and value stocks that the investment manager believes present the best opportunities for growth. The Fund's investment objective is to seek growth of capital through a portfolio of growth and value stocks. The Fund seeks its ob-jective by investing primarily in growth and value stocks from among the 1,000 largest U.S. stocks. The Fund's manager currently seeks a diversified portfo-lio that consists of approximately 50% growth stocks and approximately 50% value stocks, which may shift at different times depending on the manager's outlook, while still maintaining variety in terms of the securities, issuers and economic sectors represented. ZSI has proposed, and the Board has ap-proved, changes to the Fund's investment strategy to limit the number of secu-rities the Fund holds, to maintain an equal allocation of assets between the value and growth portions of the Fund and to employ multiple managers. In or-der to permit the Fund to implement the new investment strategies, ZSI has ad-vised the Board that the Fund's sub-classification should be changed from di-versified to non-diversified.

    While investing a larger portion of the Fund's assets in fewer issuers may prove beneficial when such companies outperform the market, larger investments in fewer issuers will also magnify any negative performance by such portfolio companies. In general, the Fund's net asset value may become more volatile. However, ZSI believes these additional risks are outweighed by the potential for improved performance.

    If this Proposal is approved by shareholders, it is anticipated that the change to the Fund's sub-classification will become effective on or about June 11, 2001.

    The Board of Trustees unanimously recommends that shareholders of the Fund vote in favor of this Proposal 3.

                 PROPOSAL 4: APPROVAL OF SUBADVISORY AGREEMENT

Introduction

    The Board of Trustees proposes that shareholders of the Fund approve a new Subadvisory Agreement between ZSI and Jennison Associates LLC ("Jennison"). Pursuant to an Investment Management Agreement dated September 7, 1998, ZSI currently acts as investment adviser to the Fund. ZSI proposes to delegate day-to-day investment management of the growth segment of the Fund's portfolio (approximately 50%) to Jennison pursuant to the proposed Subadvisory Agree-ment. ZSI will remain responsible for allocating assets between the growth and value segments of the portfolio and for handling the day-to-day investment re-sponsibilities for the value and cash segments. Section 15 of the 1940 Act re-quires that both shareholders of the Fund and the Fund's Board, including a majority of the Independent Trustees, approve the Subadvisory Agreement. A de-scription of the Subadvisory Agreement is set forth below and is qualified in its entirety by reference to the Form of Subadvisory Agreement attached to this Proxy Statement as Exhibit C. Because it is anticipated that the Fund will be renamed Scudder Focus Value+Growth Fund effective as of June 11, 2001, the Form of Subadvisory Agreement refers to the Fund by the proposed new name.

Description of the Investment Management Agreement

    Responsibility for overall management of the Fund rests with the Trust's Board of Trustees and officers. Professional investment supervision is pro-vided by ZSI. Under the Investment Management Agreement, last approved by the Board on September 27, 2000 and by shareholders on December 17, 1998, ZSI acts as investment manager to the Fund, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Investment Management Agreement provides that the Fund is generally responsible for the charges and expenses of its operations. The In-vestment Management Agreement also provides that ZSI shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in con-nection with the matters to which the agreement relates, except a loss result-ing from willful misfeasance, bad faith or gross negligence on the part of ZSI in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

    The Investment Management Agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party, except in their capacity as Trustees of the Fund and by the Board of

Trustees or by shareholders of the Fund. The Fund's Investment Management Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the Fund's outstanding shares, and will terminate au-tomatically upon assignment. The Fund pays ZSI an investment management fee, payable monthly, at the annual rate of 0.72% of the Fund's average daily net assets. For the fiscal year ended November 30, 2000, the Fund paid investment management fees of $1,235,968 to ZSI.

Board Considerations

    On January 24, 2001, the Board, including the Independent Trustees, unani-mously voted to approve the Subadvisory Agreement and to recommend its ap-proval to the shareholders of the Fund.

    In determining whether to approve the proposed Subadvisory Agreement and to recommend its approval to shareholders, the Board considered various fac-tors and reviewed various materials furnished by ZSI and Jennison. In particu-lar, the Board considered the prior investment performance of comparable Jen-nison accounts relative to broad-based indices and to comparably managed mu-tual funds, the investment approach of Jennison and the knowledge and experi-ence of the investment professionals who would be responsible for the day-to-day management of the growth portion of the Fund. The Board also considered the following factors: (1) the financial strength and resources of Jennison;
(2) the favorable history, reputation, qualifications and background of Jenni-son, as well as the qualifications of its personnel; and (3) Jennison's expe-rience with other U.S. registered investment companies.

    The Board of Trustees also reviewed the terms of the Subadvisory Agreement and its possible effects on ZSI, Jennison, the Fund and the Fund's sharehold-ers, including the change in net compensation to ZSI. Under the terms of the Subadvisory Agreement, Jennison may pay a broker-dealer a commission which ex-ceeds the commission paid for effecting a portfolio investment transaction for brokerage and research services provided by the broker-dealer. This arrange-ment is subject to policies approved by the Board and upon a good faith deter-mination by Jennison that the amount of the commission is reasonable in rela-tion to the value of the brokerage and research services provided. The Board also considered that the investment management fees paid by the Fund would not increase as a result of the new Subadvisory Agreement.

Description of the Subadvisory Agreement

    For the services pursuant to the Subadvisory Agreement, Jennison will re-ceive a fee at an annual rate based on the combined average daily net assets of the Fund allocated to its management, in accordance with the following schedule:

   Assets                                                                   Fee
   ------                                                                  -----
   $0-$100 million........................................................ 0.45%
   $100-$500 million...................................................... 0.40%
   $500 million-$1 billion................................................ 0.35%
   $1-$2 billion.......................................................... 0.30%
   $2 billion +........................................................... 0.25%

    The subadvisory fee is payable monthly by ZSI, not the Fund, and is calcu-lated by multiplying the monthly fee calculated above by the ratio of the Fund's assets relative to the combined assets. Under this fee arrangement, Jennison will receive fees based on the value of portfolio assets under its management as those assets have been allocated to it by ZSI.

    Under the terms of the Subadvisory Agreement, Jennison is not liable to ZSI for any loss arising out of Jennison's responsibilities as subadviser to the Fund, except in the case of its willful misconduct, bad faith, gross neg-ligence in the performance of its duties or reckless disregard of its obliga-tions and duties under the Subadvisory Agreement.

    The Subadvisory Agreement may be terminated without penalty at any time by the Board, by a vote of the majority of the Fund's outstanding voting securi-ties or upon 60 days' written notice by ZSI or by Jennison. The Subadvisory Agreement also terminates automatically upon the termination of the Investment Management Agreement between ZSI and the Fund or upon its assignment (as that term is defined in the 1940 Act). Upon termination of the Subadvisory Agree-ment for any reason, ZSI may resume management of some or all of the portfolio or seek approval of another subadviser.

    If approved by the shareholders, the Subadvisory Agreement will be effec-tive on or about June 11, 2001 and will remain in effect through September 30, 2001. Thereafter, it will continue in effect if it is approved at least annu-ally by vote of a majority of the Fund's outstanding voting securities, or by the Fund's Board, and in either event, by a vote of a majority of the Indepen-dent Trustees, cast in person at a meeting called for such purpose.

    In the event that the new Subadvisory Agreement is not approved by share-holders, ZSI would continue to manage the entire portfolio and the Board may choose to again solicit the approval of the shareholders for the new Subadvisory Agreement or to seek a new subadviser to manage the growth portion of the Fund.

Description of Jennison

    Jennison was founded in 1969 and has served as an investment adviser to registered investment companies since 1990. As of December 31, 2000, Jenni-son managed approximately $80.9 billion on behalf of its clients, which pri-marily include registered investment companies and institutional accounts. Jennison specializes in growth stock investing based on a bottom-up approach to individual stock selection (i.e., selecting stocks based on individual com-pany research, rather than allocating by industry or sector). With respect to the growth portion of the Fund, Jennison will follow a growth equity approach with an emphasis on large-cap growth stocks. Under this strategy, Jennison seeks stocks that it believes are able to maintain or achieve superior abso-lute or relative earnings growth and are attractively valued. The table below sets forth certain information with respect to other registered investment companies advised by Jennison which have investment objectives similar to the growth segment of the Fund:

                                        Net Assets           Fee Rate
                                          as of             (as a % of
                                       December 31,        average daily
Fund                                      2000*             net assets)
----                                   ------------ ---------------------------
Prudential 20/20 Focus Fund..........  $439,449,237 0.30% to $300 million
(Growth Segment)                                    0.25% over $300 million

The Prudential Series Fund, Inc.--...  $ 37,757,465 0.30% to $300 million
20/20 Focus Portfolio                               0.25% over $300 million
(Growth Segment)

Strategic Partners Series-- .........  $162,667,152 0.30% to $300 million
Strategic Partners                                  0.25% over $300 million
Focused Growth Fund
(Jennison Segment)

The Prudential Series Fund, Inc.-- ..  $  3,014,857 0.30% to $300 million
SP Strategic Partners                               0.25% over $300 million
Focused Growth Portfolio
(Jennison Segment)

Seasons Series Trust--...............  $  6,832,581 0.40%
Focus Growth Portfolio
(Jennison Segment)

SunAmerica Style Select Series,        $492,788,574 0.40%
Inc.--...............................
Focus Portfolio
(Jennison Segment)

Masters' Select Funds Trust--........  $ 81,943,692 0.75% on first $10 million;
The Masters' Select Equity Fund                     0.50% on next $30 million;
(Jennison Segment)                                  0.35% on next $25 million;
                                                    0.25% on next $335 million;
                                                    0.22% on next $600 million;
                                                    0.20% over $1 billion

-----------
* When Jennison serves as adviser to only a segment of a fund, the value of net assets reflects only those assets allocated to Jennison.

    Jennison, located at 466 Lexington Avenue, New York, NY 10017, is a whol-ly-owned subsidiary of The Prudential Investment Corporation ("PIC"). PIC is a wholly-owned subsidiary of Prudential Asset Management Holding

Company ("PAMHCo"), which is a wholly-owned subsidiary of The Prudential In-surance Company of America ("Prudential"). The address for PIC and PAMHCo is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. If approved as the Fund's subadviser, Jennison may direct purchase and sale orders for port-folio securities to any broker-dealer, including Jennison's affiliates, to the extent and in the manner permitted by applicable law.

    The name and principal occupation of the principal executive officers and each of the directors of Jennison is shown below. The address of each execu-tive officer and director is 466 Lexington Avenue, New York, NY 10017. The in-dividuals who will be primarily responsible for the day-to-day management of the Jennison portion of the Fund are Spiros "Sig" Segalas and Kathleen A. McCarragher.

    Michael A. Del Balso. Director and Executive Vice President, Jennison, since 1998; prior to 1998, various positions to Senior Vice President, Jenni-son Associates Capital Corp.

    Mary-Jane Flaherty. Director since 2000. Managing Director, Strategic Initiatives, PIC, since December 1998; prior to December 1998, various posi-tions to Chief Financial Officer, PIC, and various positions to Vice Presi-dent, Prudential.

    John H. Hobbs. Chairman since 1998. Chief Executive Officer, Jennison, since 1998; prior to 1998, various positions to Chairman and Chief Executive Officer, Jennison Associates Capital Corp.

    Karen E. Kohler. Director since 1998. Executive Vice President, Jennison, since 2000. Treasurer, Jennison, since 1999. Chief Compliance Officer, Jenni-son, since 1998; prior to 1998, various positions to Senior Vice President, Chief Compliance Officer, Jennison Associates Capital Corp.

    Kathleen A. McCarragher. Director and Executive Vice President, Jennison, since 1998; prior to 1998, Managing Director, Weiss, Peck & Greer L.L.C.

    Philip N. Russo. Director since 2000. Vice President and Director, PIC, since 1999; prior to 1999, Vice President, Prudential and Managing Director, Bankers Trust Company.

    Spiros "Sig" Segalas. Director, President and Chief Investment Officer, Jennison, since 1998; prior to 1998, various positions to President and Chief Investment Officer, Jennison Associates Capital Corp.

    Victor Y. Sim. Director since 2000. Vice President, Prudential, since
1997.

    John R. Strangfeld. Director since 2000. Chief Executive Officer, Pruden-tial Securities Incorporated, since October 2000. Executive Vice President, Prudential Global Asset Management, Prudential, since February 1998. Various positions to Chief Executive Officer, Chairman, President and Director, PIC, since January 1990. Chairman, Pricoa Capital Group, since August 1989; prior to 1998, various positions to Chief Executive Officer, Private Asset Manage-ment Group, Prudential.

    Keven C. Uebelein. Director since 2000. Senior Managing Director, Mergers & Acquisitions, PIC, since 2000; prior to 2000, various positions to Managing Director, New Products, Private Asset Management Group, Prudential.

    Bernard B. Winograd. Director since 2000. Chief Executive Officer, Pruden-tial Real Estate Investors, since December 1996; Senior Vice President and Di-rector, PIC, since December 1998; prior to December 1996, The Taubman Company LLC.

    No trustees or officers of the Fund are employees, officers, directors or shareholders of Jennison.

    The Board of Trustees unanimously recommends that shareholders of the Fund vote in favor of this Proposal 4.

PROPOSAL 5: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

    The Board of Trustees, including all of the Independent Trustees, has se-lected Ernst & Young LLP ("E&Y") to act as independent auditors of the Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. One or more representatives of E&Y are expected to be present at the Meeting and will have an opportunity to make a statement if they so de-sire. Such representatives are expected to be available to respond to appro-priate questions posed by shareholders or management.

    The following table shows fees paid to E&Y during the Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid to E&Y for the audit and review of financial statements of the Fund. The in-formation in the columns "Financial Information Systems Design and Implementa-tion Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y by the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund. The Audit Committee of the Board has generally considered whether E&Y's receipt of non-audit fees from the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund is compatible with maintaining E&Y's independence.

                        Financial Information
                         Systems Design and
Audit Fees               Implementation Fees                          All Other Fees(/1/)
----------              ---------------------                         -------------------
 $20,500                          --                                         $800

-----------
(/1/) In addition to the amount shown in the table for the Fund, E&Y received an aggregate amount of $2,785,000, which includes $787,000 for services per-formed on behalf of the Fund and other ZSI-advised funds and $1,998,000 for services performed for ZSI and other related entities that provide support for the operations of the Fund.

    The Board of Trustees unanimously recommends that shareholders of the Fund vote in favor of this Proposal 5.

                            ADDITIONAL INFORMATION

General

    The Fund will bear its allocable share of the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph (collectively, "Proxy So-licitation Costs"). Class A, Class B and Class C shares of the Fund will bear, respectively, $26,406, $33,618 and $5,446 in Proxy Solicitation Costs, which represents approximately $0.0052, $0.0073 and $0.0079 per share of each such Class, respectively, based on May 31, 2000 net assets for the Fund. ZSI will bear any cost overruns. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ZSI and certain fi-nancial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder giving a proxy has the power to revoke it by mail (ad-dressed to the Secretary at the principal executive office of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the be-ginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Pro-posal referred to in the Proxy Statement.

    The presence at the Meeting, in person or by proxy, of the holders of at least 30% of the shares entitled to be cast of the Fund (for a Fund-wide vote) or Class (for a Class-wide vote) shall be necessary and sufficient to consti-tute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not ob-tained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit fur-ther solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's (for a Fund-wide vote) or Class' (for a Class-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are enti-tled to vote in favor of that Proposal and will vote against any such adjourn-ment those proxies to be voted against that Proposal. For purposes of deter-mining the presence of a quorum for transacting business at the Meeting, ab-stentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, share-holders are urged to forward their voting instructions promptly.

    Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Fund voting at the Meeting (i.e., the twelve nominees receiving the greatest number of votes will be elected). Approval of Proposal 2, with respect to each Class, requires the affirmative vote of a "majority of the outstanding voting securities" of that Class. Approval of Proposals 3 and 4 requires the affirmative vote of a "majority of the outstanding voting securi-ties" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in connection with Proposals 2, 3 and 4, means: the affirmative vote of the lesser of (1) 67% of the voting securi-ties of the Class/Fund present at the Meeting if more than 50% of the out-standing voting securities of the Class/Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Class/Fund. Approval of Proposal 5 requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposals 1 and 5, and will have the effect of a "no" vote on Proposals 2, 3 and 4.

    Holders of record of the shares of the Fund at the close of business on March 5, 2001, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. As of February 5, 2001, there were 5,217,140 Class A shares, 4,833,575 Class B shares and 779,257 Class C shares of the Fund outstanding.

    Appendix 3 hereto sets forth the beneficial owners of more than 5% of each Class of the Fund's shares. To the best of the Fund's knowledge, as of

December 31, 2000, no person owned beneficially more than 5% of the outstand-ing shares of any Class of the Fund, except as stated in Appendix 3. Appendix 4 hereto sets forth the number of shares of the Fund owned directly or benefi-cially by the Trustees of the Board and by the nominees for election.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $4,815.42. As the Meeting date approaches, certain shareholders of the Fund may receive a tele-phone call from a representative of SCC if their votes have not yet been re-ceived. Authorization to permit SCC to execute proxies may be obtained by tel-ephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these proce-dures are reasonably designed to ensure that both the identity of the share-holder casting the vote and the voting instructions of the shareholder are ac-curately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirma-tion that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer ques-tions about the process, he or she is not permitted to recommend to the share-holder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirm-ing their instructions upon request.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still sub-mit the proxy card(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-605-1203. Any proxy given by a shareholder is revocable until voted at the Meet-ing.

Principal Underwriter and Administrator

    KDI, 222 South Riverside Plaza, Chicago, Illinois 60606, is the principal underwriter and administrator for the Class A, Class B and Class C shares of the Fund.

Shareholder Proposals for Subsequent Meetings

    Shareholders wishing to submit proposals for inclusion in a proxy state-ment for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Zurich Scudder In-vestments, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

    No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ Maureen E. Kane
Maureen E. Kane
Secretary

                                                                      EXHIBIT A

     Fund:Kemper Value Plus Growth Fund (the "Fund")
     Series:Kemper Value+Growth Fund (the "Series")
     Class:Class A (the "Class")

                            FORM OF RULE 12b-1 PLAN

    Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund, on behalf of the Series, for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Trustees including a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

    1. Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), Kemper Distributors, Inc. ("KDI") provides infor-mation and administrative services for the benefit of the Fund and its share-holders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compen-sate various financial services firms ("Firms") for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and re-demption transactions, answering routine inquiries regarding the Fund and its special features, providing assistance to investors in changing dividend and investment options, account designations and addresses, and such other admin-istrative services as the Fund or KDI may reasonably request.

    2. Periodic Reporting. KDI shall prepare reports for the Board of Trustees on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to this Plan, the Services Agreement and any other related agreement, the purpose for such expenditure, and such other information as from time to time shall be reasonably requested by the Board of Trustees.

    3. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the trustees, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    4. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

    5. Amendment. This Plan may not be amended to materially increase the amount payable to KDI by the Fund for its services under the Services Agree-ment with respect to the Class without the vote of a majority of the outstand-ing voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    6. Selection of Non-Interested Trustees. So long as this Plan is in ef-fect, the selection and nomination of those trustees who are not interested persons of the Fund will be committed to the discretion of trustees who are not themselves interested persons.

    7. Recordkeeping. The Fund will preserve copies of this Plan, the Services Agreement and all reports made pursuant to Paragraph 2 above for a period of not less than six (6) years from the date of this Plan, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

    8. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any trustee, officer, employee, agent, or shareholder of the Fund. Neither the au-thorization of any action by the trustees or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any trustee or upon any shareholder.

    9. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

    10. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Series or Class as the Act or the rules thereunder so require.

(Dated July 1, 2001)

                                                                      EXHIBIT B

     Fund:Kemper Value Plus Growth Fund (the "Fund")
     Series:Kemper Value+Growth Fund (the "Series")
     Class:Class B (the "Class")

                 FORM OF AMENDED AND RESTATED RULE 12b-1 PLAN

    Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund, on behalf of the Series, for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Trustees, including a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

    1. Compensation. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the an-nual rate of 0.75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms ("Firms") appointed by KDI in accordance with the provisions of the Fund's Underwriting and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Series attributable to the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the dis-tribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

    2. Additional Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), KDI provides information and administra-tive services for the benefit of the Fund and its shareholders. This Plan au-thorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agree-ment, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, providing assistance to investors in changing dividend and investment options, account designations and address-es, and such other administrative services as the Fund or KDI may reasonably request.

    3. Periodic Reporting. KDI shall prepare reports for the Board of Trustees on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to this Plan, the Services Agreement and any other related agreement, the purpose for such expenditure, and such other information as from time to time shall be reasonably requested by the Board of Trustees.

    4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the trustees, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

    6. Amendment. This Plan may not be amended to materially increase the amount payable to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All ma-terial amendments to this Plan must in any event be approved by a vote of a majority of the Board of Trustees, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    7. Selection of Non-Interested Trustees. So long as this Plan is in ef-fect, the selection and nomination of those trustees who are not interested persons of the Fund will be committed to the discretion of trustees who are not themselves interested persons.

    8. Recordkeeping. The Fund will preserve copies of this Plan, the Distri-bution Agreement, the Services Agreement and all reports made pursuant to Par-agraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such re-port, as the case may be, the first two (2) years in an easily accessible place.

    9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any trustee, officer, employee, agent, or shareholder of the Fund. Neither the au-thorization of any action by the trustees or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any trustee or upon any shareholder.

    10. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

    11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Series or Class as the Act or the rules thereunder so require.

(Dated July 1, 2001)

     Fund:Kemper Value Plus Growth Fund (the "Fund")
     Series:Kemper Value+Growth Fund (the "Series")
     Class:Class C (the "Class")

                 FORM OF AMENDED AND RESTATED RULE 12b-1 PLAN

    Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund, on behalf of the Series, for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Trustees, including a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

    1. Compensation. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the an-nual rate of 0.75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms ("Firms") appointed by KDI in accordance with the provisions of the Fund's Underwriting and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Series attributable to the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the dis-tribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

    2. Additional Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), KDI provides information and administra-tive services for the benefit of the Fund and its shareholders. This Plan au-thorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agree-ment, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, providing assistance to investors in changing dividend and investment options, account designations and address-es, and such other administrative services as the Fund or KDI may reasonably request.

    3. Periodic Reporting. KDI shall prepare reports for the Board of Trustees on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to this Plan, the Services Agreement and any other related agreement, the purpose for such expenditure, and such other information as from time to time shall be reasonably requested by the Board of Trustees.

    4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the trustees, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

    6. Amendment. This Plan may not be amended to materially increase the amount payable to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All ma-terial amendments to this Plan must in any event be approved by a vote of a majority of the Board of Trustees, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    7. Selection of Non-Interested Trustees. So long as this Plan is in ef-fect, the selection and nomination of those trustees who are not interested persons of the Fund will be committed to the discretion of trustees who are not themselves interested persons.

    8. Recordkeeping. The Fund will preserve copies of this Plan, the Distri-bution Agreement, the Services Agreement and all reports made pursuant to Par-agraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such re-port, as the case may be, the first two (2) years in an easily accessible place.

    9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any trustee, officer, employee, agent, or shareholder of the Fund. Neither the au-thorization of any action by the trustees or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any trustee or upon any shareholder.

    10. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

    11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Series or Class as the Act or the rules thereunder so require.

(Dated July 1, 2001)

                                                                      EXHIBIT C
                                    FORM OF
                             SUBADVISORY AGREEMENT

    AGREEMENT made as of the     day of       , 2001, between Zurich Scudder
Investments, Inc., a Delaware corporation (hereinafter called the "Manager"), and Jennison Associates LLC, a Delaware limited liability company (hereinafter called the "Subadviser").

                                  WITNESSETH:

    WHEREAS, Scudder Focus Value Plus Growth Fund (the "Trust") is organized as a Massachusetts business trust and is registered as an investment company under the Investment Company Act of 1940 (the "Investment Company Act"); and

    WHEREAS, the Board of Trustees of the Trust (the "Board" and its members, the "Trustees") is authorized to issue the Trust's shares of beneficial inter-est in separate series, or funds, and has authorized Scudder Focus Value+Growth Fund (the "Fund"); and

    WHEREAS, the Manager acts as manager for the Fund pursuant to an Invest-ment Management Agreement between the Manager and the Trust, on behalf of the Fund, dated September 7, 1998, and is responsible for the day-to-day manage-ment and overall administration of the Fund; and

    WHEREAS, the Manager desires to utilize the services of the Subadviser to provide subadvisory services with respect to those assets of the Fund that the Manager from time to time determines to assign to the Subadviser (those assets being referred to as the "Fund Account"); and

    WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the mutual agreements herein con-tained, it is agreed as follows:

    1. The Subadviser's Services. The Subadviser shall serve the Manager as investment counsel with respect to the Fund Account.

    The Subadviser is hereby authorized and directed and hereby agrees, sub-ject to the stated investment policies and restrictions of the Fund as set forth in the current Prospectus and Statement of Additional Information of the Trust relating to the Fund (including amendments), and in accordance with the Declaration of Trust and By-laws of the Trust, as both may be amended from time to time, governing the offering of its shares and subject to such resolu-tions, policies and procedures as from time to time may be adopted by the Board and furnished to the Subadviser, and in accordance with the instructions and pro-cedures of the Manager furnished to the Subadviser, to develop, recommend and implement such investment program and strategy for the Fund Account, to pro-vide research and analysis relative to the investment program and securities and other investments ("investments") of the Fund Account, to determine what investments should be purchased, sold and loaned by the Fund Account and to monitor on a continuing basis the performance of the investments of the Fund Account. In addition, the Subadviser shall place orders for the purchase and sale of investments for the Fund Account and, subject to the provisions of the following paragraph, shall take reasonable steps to assure that those portfo-lio transactions are effected subject to the best execution available under the circumstances. The Subadviser shall advise the Fund's custodian ("Custodi-an") and the Manager on a prompt basis of each purchase and sale of an invest-ment for the Fund Account specifying the name of the issuer, the CUSIP number (if available), the description and amount (or number of shares) of the in-vestment purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer. From time to time as the Board or the Manager may reasonably request, the Subadviser shall furnish to the Manager, the Trust's officers and to each of the Trustees reports on portfolio transactions and reports on assets held in the Fund Account, all in such detail as the Trust or the Manager may reasona-bly request. The Subadviser shall also inform the Manager, the Trust's offi-cers and the Board on a current basis of changes in investment strategy or tactics or any other developments materially affecting the Fund Account. The Subadviser shall make its officers and employees available to meet with the Manager, the Trust's officers and the Board at least quarterly on due notice and at such other times as may be mutually agreeable, to review the invest-ments and investment performance of the Fund Account in the light of the Fund's investment objectives and policies and market conditions.

    It shall be the duty of the Subadviser to furnish to the Trustees such in-formation as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 9 hereof.

    In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or repre-sent the Trust, the Fund or the Manager in any way or otherwise be deemed to be an agent of the Trust, the Fund or the Manager.

    In furnishing the services under this Agreement, the Subadviser shall com-ply with the requirements of the Investment Company Act and of the Investment Advisers Act of 1940 ("Advisers Act") applicable to it, the regulations promulgated thereunder, and all other applicable laws and regulations. The Subadviser shall immediately notify the Manager and the Trust in the event that the Subadviser: (1) becomes subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to this Agreement; or (2) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority (including, without limitation, any self-regulatory organization). The Subadviser shall immediately forward, upon receipt, to the Manager any correspondence from the SEC or other regulatory authority that relates to the Fund.

    The Subadviser's primary consideration in effecting a security transaction shall be to obtain the best execution under the circumstances for the Fund Ac-count, taking into account the factors specified in the Prospectus and State-ment of Additional Information of the Trust relating to the Fund. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund Account to pay a broker-dealer for effecting a portfolio investment transaction an amount of commission in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or its overall responsi-bilities with respect to the accounts as to which it exercises investment dis-cretion. The Subadviser shall provide such reports as the Board or the Manager may request with respect to the Fund Account's brokerage and the manner in which that brokerage was allocated.

    The Fund Account assets shall be maintained in the custody of the Custo-dian (who shall be identified by the Manager in writing). The Subadviser shall not have custody of any securities, cash or other assets contained in the Fund Account and shall not be liable for any loss resulting from any act or omis-sion of the Custodian other than acts or omissions arising in reliance on in-structions of the Subadviser. The Subadviser shall promptly notify the Manager if the Subadviser becomes an affiliated person of the Custodian.

    2. Delivery of Documents to the Subadviser. The manager shall furnish to the Subadviser copies of each of the following documents:

    (a) The Declaration of Trust of the Trust as in effect on the date here-of;

    (b) The By-laws of the Trust in effect on the date hereof;

    (c) The resolutions of the Board approving the engagement of the Subadviser as subadviser for the Fund Account and approving the form of this agreement;

    (d) The resolutions of the Board selecting the Manager as investment manager to the Fund and approving the form of the Investment Management Agreement with the Trust, on behalf of the Fund;

    (e) The Investment Management Agreement with the Trust, on behalf of the Fund;

    (f) The Code of Ethics of the Trust and of the Manager as currently in effect;

    (g) Current copies of the Prospectus and Statement of Additional Infor-mation of the Trust relating to the Fund;

    (h) Resolutions, policies and procedures adopted by the Board in respect of the management or operation of the Fund; and

    (i) A schedule of the investments and other assets that will initially comprise the Fund Account.

    The Manager shall furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supple-ments to the foregoing, if any. Such amendments or supplements as to Items (a) though (h) above shall be provided within 30 days of the time such materials became available to the Manager and, until so provided, the Subadviser may continue to rely on those documents previously provided.

    During the term of this Agreement, the Manager also shall furnish to the Subadviser prior to use thereof copies of all Trust documents, proxy state-ments, reports to shareholders, sales literature, or other material prepared for distribution to shareholders or the public that refer in any way to the Subadviser, and shall not use such material if the Subadviser reasonably ob-jects in writing within five business days (or such other time period as may be mutually agreed) after receipt thereof. However, the Manager and the Subadviser may mutually agree that certain of the above-mentioned documents do not need to be furnished to the Subadviser prior to the document's use.

    In the event of termination of this Agreement, the Manager shall continue to furnish to the Subadviser copies of any of the above-mentioned materials that refer in any way to the Subadviser. The Manager shall furnish or other-wise make available to the Subadviser such other information relating to the business affairs of the Trust as the Subadviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

    3. Delivery of Documents to the Manager. The Subadviser shall furnish the Manager with copies of each of the following documents:

    (a) The Subadviser's most recent balance sheet;

    (b) Separate lists of persons whom the Subadviser wishes to have autho-rized to give written and/or oral instructions to the Custodian and the fund accounting agent of Trust assets;

    (c) The Code of Ethics of the Subadviser as currently in effect; and

    (d) Any compliance policies, trading, commission and other reports, con-firmation of Subadviser's insurance coverage (in form and substance satis-factory to the Manager), and such other management or operational docu-ments as the Manager may reasonably request in writing (on behalf of it-self or the Board) in assessing the Subadviser.

    The Subadviser maintains a written Code of Ethics that complies with the requirements of Rule 17j-1 under the Investment Company Act, as amended. The Subadviser certifies that it has adopted procedures reasonably necessary to prevent its "access persons," as such term is defined in rule 17-1, from vio-lating the Code of Ethics. The Subadviser shall notify the Board upon the adoption of any material change to its Code of Ethics so that the Board, in-cluding a majority of the Trustees who are not interested persons of the Trust, may approve such change not later than six months after its adoption by the Subadviser, as required by rule 17j-1. The Subadviser also shall provide the Trust with a copy of any amendments to its Code of Ethics that do not rep-resent a material change to such Code. Within 45 days of the end of each year while this Agreement is in effect (or more frequently if required by Rule 17j-1 or as the Trust may reasonably request), the Subadviser shall provide the Board with a written report that, as required by rule 17j-1: (1) describes any issue arising under the Subadviser's Code of Ethics or procedures since the last report to the Board, including, but not limited to, information about ma-terial violations of the Code or procedures and sanctions imposed in response to the material violations, and (2) certifies that the Subadviser has adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics. Upon the written request of the Trust, the Subadviser shall permit the Trust to examine the reports to be made by the Subadviser un-der Rule 17j-1(d) and the records the Subadviser maintains pursuant to Rule 17j-1(f).

    The Subadviser shall furnish the Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadviser shall provide to the Manager such other documents relating to its services under this Agreement as the Manager may reasonably request on a periodic basis. Such amendments or supplements as to items (a) through (c) above shall be provided within 30 days of the time such materials became available to the Subadviser.

    The Subadviser shall promptly notify the Manager of any transaction or other event that results in an "assignment" of this Agreement within the mean-ing of the Investment Company Act. In addition, the Subadviser shall promptly complete and return to the Manager or the Trust any compliance questionnaires or other inquiries submitted to the Subadviser in writing.

    4. Other Agreements, etc. It is understood that any of the shareholders, the Trustees, officers and employees of the Trust or the Fund may be a share-holder, director, officer or employee of, or be otherwise interested in, the Subadviser, any interested person of the Subadviser, any organization in which the Subadviser may have an interest or any organization which may have an in-terest in the Subadviser, and that any such interested person or any such or-ganization may have an interest in the Trust or the Fund. It is also under-stood that the Subadviser, the Manager and the Trust may have advisory, man-agement, service or other contracts with other individuals or entities, and may have other interests and businesses. On occasions when the Subadviser deems the purchase or sale of a security for the Fund Account to be in the best interest of the Fund, as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the investments to be sold or purchased in order to obtain best execution under the circumstances. In such event, allocation of the investments so purchased or sold, as well as the ex-penses incurred in the transactions, shall be made by the Subadviser in the manner the Subadviser considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. Nothing in this Agreement shall impose upon the Subadviser any obligation to purchase or sell for the Fund Account, or recommend for purchase or sale, by the Fund Account any investment which it or its officers, directors, affiliates or employees may purchase or sell for the Subadviser or such officer's, director's, affili-ate's or employee's own accounts or for the account of any of the Subadviser's clients, advisory or otherwise.

    The Subadviser may give advice and take action with respect to other funds or clients, or for its own account, that may differ, from the advice or the timing or nature of action taken with respect to the Fund Account.

    Nothing in this Agreement shall be implied to prevent (1) the Manager from engaging other subadvisers to provide investment advice and other services in relation to assets of the Fund, or other series of the Trust, for which the Subadviser does not provide such services, or to prevent the Manager from pro-viding such services itself in relation to such assets or series; or (2) the Subadviser from providing investment advice and other services to other funds or clients.

    5. Fees, Expenses and Other Charges.

    (a) For its services hereunder, the Subadviser shall be paid a manage-ment fee by the Manager according to the fee schedule attached hereto as Schedule A.

    (b) The Subadviser, at its expense, shall furnish all necessary invest-ment facilities, including salaries of personnel required for it to exe-cute its duties under this Agreement.

    6. Confidential Treatment. It is understood that any information or recom-mendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Trust or such persons as the Manager may designate in connec-tion with the Fund. It is also understood that any information supplied to the Subadviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a tempo-rary basis, may not be bought or sold for the Fund, is to be regarded as con-fidential and for use only by the Subadviser in connection with its obligation to provide investment advice and other services to the Fund.

    The Subadviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

    7. Representations and Covenants of the Parties. The Subadviser hereby ac-knowledges that it is registered as an investment adviser under the Advisers Act and that neither it nor any affiliated person of it, as such term is de-fined in Section 2(a)(3) of the Investment Company Act ("affiliated person"), is subject to any disqualification that would make the Subadviser unable to serve as an investment adviser to a registered investment company under Sec-tion 9 of the Investment Company Act. The Manager and the Subadviser acknowl-edge that the Fund Account represents only a portion of the Fund and that the Subadviser shall not be responsible for ensuring that the Fund as a whole is managed in a manner that complies with applicable rules and regulations of the SEC and Subchapter M of the Internal Revenue Code. The Subadviser covenants that it shall carry out appropriate compliance procedures necessary to the op-eration of the Fund as the Subadviser and the Manager may agree including, if requested by the Manager, managing the Fund Account as if it were a separate investment company for purposes of determining compliance with the rules and regulations of the SEC, the Fund's investment policies and restrictions, and the Fund's qualification as a registered investment company under Subchapter M of the Internal Revenue Code. The Subadviser also covenants that it shall co-operate with the Manager's (or its designee's) personnel to ensure that the

Fund is in conformity with such rules and regulations, investment policies and restrictions and Subchapter M, including providing such information concerning the purchase or sale of investments on behalf of the Fund Account as the Man-ager may request.

    8. Reports by the Subadviser and Records of the Fund. The Subadviser shall furnish the Manager monthly, quarterly and annual reports concerning transac-tions and performance of the Fund Account, including information required to be disclosed in the Trust's registration statement, in such form as may be mu-tually agreed, to review the Fund Account and discuss the management of it. If requested by the Manager, the Subadviser shall also furnish the Manager quar-terly compliance certifications. The Subadviser shall permit its financial statements, books and records with respect to the Trust to be inspected and audited by the Trust, the Manager or their agents at all reasonable times dur-ing normal business hours. The Subadviser shall immediately notify and forward to both the Manager and legal counsel for the Fund any legal process served upon it on behalf of the Manager or the Trust. The Subadviser shall promptly notify the Manager of any changes in any information concerning the Subadviser of which the Subadviser becomes aware that would be required to be disclosed in the Trust's registration statement.

    In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Subadviser agrees that all records it maintains with respect to the Fund Account are the property of the Trust and further agrees to sur-render promptly to the Trust or the Manager any such records upon the Trust's or the Manager's request. However, Subadviser may retain copies of such rec-ords to comply with the recordkeeping requirements of the Investment Adviser Act and Investment Company Act. The Subadviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) insofar as such records relate to the Fund Account. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Invest-ment Company Act the records it maintains for the Trust.

    9. Continuance and Termination. This Agreement shall remain in full force and effect through September 30, 2001, and is renewable annually thereafter by specific approval of the Board or by the affirmative vote of a majority of the outstanding voting securities of the Fund. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the Investment Company Act, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Board, by vote of a majority of the outstanding voting securi-ties of the Fund, or by the Manager or by the Subadviser upon 60 days written notice. This Agreement shall automatically terminate in the event of its as-signment by either party to this Agreement, as defined in the

Investment Company Act, or upon termination of the Manager's Investment Man-agement Agreement with the Trust, on behalf of the Fund. In addition, the Man-ager or the Trust may terminate this Agreement upon immediate notice if the Subadviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an invest-ment adviser.

    10. Amendment. No provision of this Agreement may be changed, waived, dis-charged or terminated orally, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved in a manner consistent with the Investment Company Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom, SEC no-action letter or SEC interpretive guidance.

    11. Voting Rights. The Manager shall be responsible for exercising any voting rights of any investments of the Fund.

    12. Indemnification. The Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Manager, against any and all loss-es, claims damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Subadviser's responsibilities as manager of the Fund Account (1) to the extent of and as a result of the willful misconduct, bad faith, or gross neg-ligence by the Subadviser, any of the Subadviser's employees or representa-tives or any affiliate of or any person acting on behalf of the Subadviser, or
(2) as a result of any untrue statement or alleged untrue statement of a mate-rial fact contained in the Prospectus and Statement of Additional Information of the Trust relating to the Fund or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Trust or any af-filiated person of the Manager or the Trust expressly for use in the Trust's registration statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement or (3) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the Investment Company Act, the Advisers Act and the Securi-ties Exchange Act of 1934.

    In no case shall the Subadviser's indemnity in favor of the Manager or any affiliated person or controlling person of the Manager, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful miscon-duct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

    The Manager agrees to indemnify and hold harmless the Subadviser and any affiliated person or controlling person of the Subadviser against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Subadviser or such affiliated person or con-trolling person may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Manager, any of the Manager's employees or representatives or any affiliate of or any person acting on behalf of the Man-ager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional In-formation of the Trust relating to the Fund or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a ma-terial fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Subadviser, or any affiliated person of the Subadviser, expressly for use in the Trust's registration statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement.

    In no case shall the Manager's indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser, or any other provi-sion of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful mis-conduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

    13. Certain Definitions. For the purposes of this Agreement, the "vote of a majority of the outstanding voting securities of the Fund" means the affir-mative vote, at a duly called and held meeting of shareholders of the Fund,
(1) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (2) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

    For the purposes of this Agreement, the terms "affiliated person," "inter-ested person" and "assignment" shall have their respective meanings defined in the Investment Company Act, and the term "controlling person" shall have the meaning defined in the 1933 Act, subject, however, to such exemptions as may be granted by the SEC under such Acts.

    14. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other ad-dress as the relevant addressee provides in writing to the others for the de-livery of such notices and communications, and shall be deemed to have been given at the time of delivery.

    If to the Manager: ZURICH SCUDDER INVESTMENTS, INC.
                        345 Park Avenue
                        New York, NY 10154
                        Attention: General Counsel

    If to the Trust:    SCUDDER FOCUS VALUE PLUS GROWTH FUND
                        Two International Place
                        Boston, MA 02110
                        Attention: Secretary

    If to the Subadviser: JENNISON ASSOCIATES LLC
                        466 Lexington Avenue
                        New York, NY 10017
                        Attention: Karen Kohler, Executive Vice President

    15. Instructions. The Subadviser is authorized to honor and act on any no-tice, instruction or confirmation given by the Trust or Manager in writing signed or sent by one of the persons whose names, addresses and specimen sig-natures shall be provided by the Trust or Manager from time to time.

    16. Law. This Agreement is governed by and shall be construed in accor-dance with the laws of the Commonwealth of Massachusetts in a manner not in conflict with the provisions of the Investment Company Act.

    17. Limitation of Liability of the Trust, Trustees, and Shareholders. It is understood and expressly stipulated that none of the Trustees, officers, agents, or shareholders of the Trust shall be personally liable hereunder. It is understood and acknowledged that all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders as-sume any personal liability for obligations entered into on behalf of the Trust or the Fund. No series of the Trust shall be liable for the obligations of any other series.

    18. Counterparts. This Agreement may be executed in two or more counter-parts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

    IN WITNESS WHEREOF, the parties hereto have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.

                         ZURICH SCUDDER INVESTMENTS, INC.

    Attest:                           By:
           -----------------------       -------------------------------
           Name                          Name:
           Title:                        Title:

                        SUBADVISER: JENNISON ASSOCIATES LLC

    Attest:                           By:
           -----------------------       -------------------------------
           Name                          Name: Karen Kholer
           Title:                        Title: Executive Vice President

                    Schedule A to the Subadvisory Agreement
                                        for

             Scudder Focus Value+Growth Fund (the "Fund"), a series of
                                Scudder Focus Value
                          Plus Growth Fund (the "Trust"),
                      made as of the     day of       , 2001
                                      between
                   Zurich Scudder Investments, Inc. ("Manager")
                    and Jennison Associates LLC ("Subadviser")

                                 FEE SCHEDULE

    As compensation for its services described herein, the Subadviser shall receive from the Manager a monthly fee based on a percentage of the combined average daily net assets of the Fund Account and the Fund Account referred to
in the Subadvisory Agreement made as of the     day of      , 2001, between
the Manager and the Subadviser relating to the Scudder Focus Value+Growth Portfolio of Scudder Variable Series II (the "Scudder Variable Series II Fund Account") calculated as the product of (a) the monthly fee determined on the basis of the combined average daily net assets of the Fund Account and the Scudder Variable Series II Fund Account as provided in the schedule below, and
(b) the quotient of (i) average daily net assets of the Fund Account for the period in question divided by (ii) the combined average daily net assets of the Fund Account and of the Scudder Variable Series II Fund Account for such period.

                      Annualized
   Net Assets*           Rate
   -----------        ----------
   $0--$100 million   0.45 of 1%
   $100--500 million  0.40 of 1%
   $500--1 billion    0.35 of 1%
   $1--2 billion      0.30 of 1%
   $2 billion +       0.25 of 1%

  * Combined net assets of the Fund Account and the Scudder Variable Series II Fund Account

    The "average daily net assets" of the Fund Account and the Scudder Vari-able Series II Fund Account shall be calculated at such time or times as the Board may determine in accordance with the provisions of the Investment Com-pany Act of 1940. The value of the net assets of the Fund Account and the Scudder Variable Series II Fund Account shall always be determined pursuant to the applicable provisions of the applicable Declaration of Trust and Registra-tion Statement. If the determination of net asset value does not take place for any particular day, for the purposes of this Schedule A, the net asset value shall be deemed to be the net asset value determined as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computation. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Schedule A. Fees are charged monthly in ar-rears based on one-twelfth of the annual fee rate. Fees shall be prorated ap-propriately if the Subadviser does not perform services pursuant to this Subadvisory Agreement for a full month.

                                  APPENDIX 1

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect of Proposal 2 on the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both col-umns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                        Current                Proposed
                                ----------------------- -----------------------
Fee Table                       Class A Class B Class C Class A Class B Class C
---------                       ------- ------- ------- ------- ------- -------
Shareholder Fees, paid
 directly from your investment
Maximum Sales Charge (Load)
 Imposed On Purchases (% of
 offering price)..............   5.75%   None    None    5.75%   None    None
Maximum Contingent Deferred
 Sales Charge (Load) (% of
 redemption proceeds).........   None*   4.00%   1.00%   None*   4.00%   1.00%
Annual Operating Expenses,
 deducted from fund assets
Management Fee................   0.72%   0.72%   0.72%   0.72%   0.72%   0.72%
Distribution and Service (12b-
 1) Fees......................   None    0.75%   0.75%   0.25%   1.00%   1.00%
Other Expenses**..............   0.76%   0.83%   1.03%   0.51%   0.58%   0.78%
Total Annual Operating
 Expenses.....................   1.48%   2.30%   2.50%   1.48%   2.30%   2.50%

-----------
 * The redemption of shares purchased at net asset value under the Large Or-der NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if re-deemed during the second year following purchase.
** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors. "Other Expenses" do not include reorganization costs of 0.03%, 0.05% and 0.06% for Class A, Class B and Class C shares, respectively.

    Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example is the same regardless of whether Proposal 2 is approved by shareholders. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

                                                             3      5      10
Example                                             1 Year Years  Years  Years
-------                                             ------ ------ ------ ------
Expenses, assuming you sold your shares at the end
  of each period
Class A shares....................................   $717  $1,016 $1,336 $2,242
Class B shares....................................    633   1,018  1,430  2,242
Class C shares....................................    353     779  1,331  2,836
Expenses, assuming you kept your shares
Class A shares....................................   $717  $1,016 $1,336 $2,242
Class B shares....................................    233     718  1,230  2,242
Class C shares....................................    253     779  1,331  2,836

                                  APPENDIX 2

                               Distribution Fees

    The following table discloses fees paid by the Fund, on behalf of Class B and Class C, during the fiscal year ended November 30, 2000, pursuant to the distribution plans applicable to Class B and Class C.

                                              Fees Paid Pursuant
                                                      to
                                              Distribution Plan
                             Aggregate Fees   as a Percentage of
                            Paid Pursuant to    Fund's Average
                            Distribution Plan Net Assets During  Amounts Paid to
Class                         During Period         Period       Affiliates(/1/)
-----                       ----------------- ------------------ ---------------
Class B....................    $558,848.00           0.75%              --
Class C....................    $ 82,118.00           0.75%              --

-----------
(/1/) This column sets forth amounts paid to any person who is an affiliated person of the Fund, ZSI, or KDI, an affiliated person of such person, or a person that during the fiscal year ended November 30, 2000 received 10% or more of the aggregate amount paid by the Fund, on behalf of the applicable Class, under the applicable distribution plan.

                                  APPENDIX 3

               Beneficial Owners of More Than 5% of Fund Shares

    As of December 31, 2000, 362,347 shares in the aggregate, or 7.46% of the outstanding shares of Kemper Value+Growth Fund, Class B were held in the name of National Financial Services Corp., for the benefit of David Jay Fishman, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 46,884 shares in the aggregate, or 6.08% of the outstanding shares of Kemper Value+Growth Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, 4800 Deer Lake Drive, Jackson-ville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

                                  APPENDIX 4

                       Trustee and Nominee Shareholdings

    Many of the nominees and Trustees own shares of the Fund and of other funds in the Kemper Family of Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Trustee, the number of shares owned in the Fund as of December 31, 2000. In addition, the last column in the table represents the aggregate dollar value of all shareholdings as of December 31, 2000 of each Trustee or nominee in all funds in the Kemper Family of Funds for which such person is a board member or nominee. The information as to beneficial owner-ship is based on statements furnished to the Fund by each nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and in-vestment power. Each nominee's and Trustee's individual shareholdings of each class of the Fund constitute less than 1% of the outstanding shares of such class. As a group, the Trustees and officers own less than 1% of the shares of each class of the Fund. All ownership is of Class A shares of the Fund.

                                                                   Aggregate
                                                                 Dollar Value
                                                                  of Holdings
                                                                 in the Kemper
                                                                   Family of
                                                                   Funds For
                                                                  Which Each
                                                                  Person is a
                                                                 Board Member
                                        Kemper Value+Growth Fund  or Nominee
                                        ------------------------ -------------
   John W. Ballantine..................              0           $   75,486.13
   Lewis A. Burnham....................              0           $1,340,184.39
   Mark S. Casady......................              0           $   50,562.09
   Linda C. Coughlin...................            335           $   59,963.12
   Donald L. Dunaway...................          5,159*          $1,553,693.30
   James R. Edgar......................              0                       0
   William F. Glavin...................              0                       0
   Robert B. Hoffman...................              0           $1,357,197.94
   Donald R. Jones.....................              0           $  618,763.72
   Shirley D. Peterson.................            810           $  211,323.08
   Fred B. Renwick.....................              0           $   16,183.12
   William P. Sommers..................              0           $  481,266.32
   John G. Weithers....................              0           $  153,882.29
   All Trustees and Officers as a
     Group.............................          6,304                     N/A

-----------
* 3,205 shares are held by joint ownership. Mr. Dunaway does not have the power to vote 317 shares.

Thank you
         for mailing your proxy card promptly!

================================================================================



                              We appreciate your
                            continuing support and
                            look forward to serving
                         your future investment needs.

Kemper Funds
================================================================================

 . Kemper Value+Growth Fund















                                                                      KP V+G #21

                             VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL-FREE 1-888-221-0697
                                 OR LOG ON TO
                            WWW.PROXYWEB.COM/KEMPER

                   PO Box 219151, Kansas City, MO 64121-9151

                            YOUR VOTE IS IMPORTANT!

                  *** CONTROL NUMBER: 999 999 999 999 99 ***

           Please fold and detach card at perforation before mailing

                           KEMPER VALUE+ GROWTH FUND

                Special Meeting of Shareholders - May 24, 2001

    I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 24, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

    I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

    This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                         PLEASE SIGN, DATE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

                            Dated ___________, 2001

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                  -------------------------------------------
                        Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

PROPOSAL 1

To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham, (03) Mark S. Casady,
           (04) Linda C. Coughlin, (05) Donald L. Dunaway, (06) James R. Edgar,
           (07) William F. Glavin, (08) Robert B. Hoffman, (09) Shirley D. Peterson, (10) Fred B. Renwick, (11) William P. Sommers, (12) John G. Weithers.

Please vote by filling in the boxes below.

FOR all nominees listed (except as noted in space provided) [_]

WITHHOLD authority to vote for all nominees listed [_]

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

--------------------------------------------------------------------------------

PROPOSAL 2

To approve a Rule 12b-1 Plan (for Class A) and an Amended and Restated Rule 12b-1 Plan (for each of Class B and Class C).

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]


PROPOSAL 3

To approve a change to the Fund's sub-classification under the Investment Company Act of 1940, as amended, from a diversified company to a non-diversified company.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]


PROPOSAL 4

To approve a new subadvisory agreement for the Fund between ZSI and Jennison Associates LLC.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]


PROPOSAL 5

To ratify the selection of Ernst & Young LLP as the independent auditors of the Fund for the Fund's current fiscal year.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]



THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE